SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2003

IMCO RECYCLING INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor Blvd., Suite 1500 Central Tower at Williams Square Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 401-7200

ITEM 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit (i) is furnished pursuant to Item 12 of Form 8-K (reported in this Form 8-K under the Item 9 caption in accordance with the guidance provided in SEC Release Nos. 33-8216, 34-47583, etc.), (ii) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by IMCO Recycling Inc. (the “Company”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Exhibit No.	Description
99.1	Earnings Release for Quarter Ended March 31, 2003

ITEM 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition” of Form 8-K:

On April 30, 2003, the Company issued a press release regarding its results of operations for the first quarter of 2003, a copy of which is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCO RECYCLING INC.

Dated: April 30, 2003	/s/ Robert R. Holian
Robert R. Holian Senior Vice President and Controller

INDEX TO EXHIBITS

Introductory Note: The following exhibit is furnished pursuant to Item 12 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit No.	Description
99.1	Earnings Release for Quarter Ended March 31, 2003